UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 24, 2021

Atlas Crest Investment Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-39668	85-2730902
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

399 Park Avenue

New York, New York 10022

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (212) 883-3800

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Units, each consisting of one share of Class A Common Stock and one-third of one Redeemable Warrant	ACIC. U	The New York Stock Exchange

Class A Common Stock, par value $0.0001 per share	ACIC	The New York Stock Exchange

Warrants, each exercisable for one share of Class A Common Stock for $11.50 per share	ACIC WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

As previously announced, Wisk Aero LLC (“Wisk”) has brought a lawsuit against Archer Aviation Inc. (“Archer”) in United States District Court in the Northern District of California alleging misappropriation of trade secrets and patent infringement. On June 23, 2021, Archer filed an opposition to Wisk’s motion for a preliminary injunction and subsequently issued a press release relating to the filing today. Atlas Crest Investment Corp. (“Atlas”) is continuing to review these matters.

Additional Information

This communication may be deemed solicitation material in respect of the proposed business combination between Atlas and Archer (the “Business Combination”). This communication does not constitute a solicitation of any vote or approval. In connection with the proposed Business Combination, Atlas has filed on March 8, 2021 a Registration Statement on Form S-4 (the “Registration Statement”) with the U.S. Securities and Exchange Commission’s (“SEC”), which includes a preliminary prospectus and preliminary proxy statement. Atlas may also file other documents with the SEC regarding the Business Combination. Atlas will mail a definitive proxy statement/final prospectus and other relevant documents to its shareholders. This communication is not a substitute for the Registration Statement, the definitive proxy statement/final prospectus or any other document that Atlas will send to its shareholders in connection with the Business Combination. Investors and security holders of Atlas are advised to read, when available, the definitive proxy statement/prospectus in connection with Atlas’ solicitation of proxies for its extraordinary general meeting of shareholders to be held to approve the Business Combination (and related matters) because the definitive proxy statement/prospectus will contain important information about the Business Combination and the parties to the Business Combination. The definitive proxy statement/final prospectus will be mailed to shareholders of Atlas as of a record date to be established for voting on the Business Combination. Shareholders will also be able to obtain copies of the proxy statement/prospectus, without charge, once available, at the SEC’s website at www.sec.gov or by directing a request to: 399 Park Avenue New York, New York 10022.

Participants in the Solicitation

Atlas, Archer and their respective directors, executive officers, other members of management, and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of Atlas’s shareholders in connection with the Business Combination. Investors and security holders may obtain more detailed information regarding the names and interests in the Business Combination of Atlas’ directors and officers in Atlas’ filings with the SEC, including the Registration Statement filed with the SEC by Atlas, which will include the proxy statement/prospectus of Atlas for the Business Combination.

Forward-Looking Statements

Certain statements made herein are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding future events, the Business Combination between Atlas and Archer, the estimated or anticipated future results and benefits of the combined company following the Business Combination, including the likelihood and ability of the parties to successfully consummate the Business Combination, future opportunities for the combined company, and other statements that are not historical facts. These statements are based on the current expectations of the management of Atlas and Archer and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on, by any investor as a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Atlas and Archer. These statements are subject to a number of risks and uncertainties regarding Atlas’ businesses and the Business Combination, and actual results may differ materially. These risks and uncertainties include, but are not limited to, the early stage nature of Archer’s business and its past and projected future losses; Archer’s ability to manufacture and deliver aircraft and its impact on the risk of investment; Archer’s dependence on United Airlines for its current aircraft orders and development process, and the risk that United Airlines cancels its contracts with Archer; risks relating to the uncertainty of the projections included in the model; the effectiveness of Archer’s marketing and growth strategies, including its ability to effectively market air transportation as a substitute for conventional methods of transportation; Archer’s ability to compete in the competitive urban air mobility and eVTOL industries; Archer’s ability to obtain expected or required certifications, licenses, approvals, and authorizations from transportation authorities; Archer’s ability to achieve its business milestones and launch products on anticipated timelines; Archer’s dependence on suppliers and service partners for the parts and components in its aircraft; Archer’s ability to develop commercial-scale manufacturing capabilities; regulatory requirements and other obstacles outside of Archer’s control that slow market adoption of electric aircraft, such as Archer’s inability to obtain and maintain adequate facilities and Vertiport infrastructure; Archer’s ability to hire, train and retain qualified personnel; risks related to Archer’s Aerial Ride Sharing Business operating in densely populated metropolitan areas and heavily regulated airports; adverse publicity from accidents involving aircraft, helicopters or lithium-ion battery cells; the impact of labor and union activities on Archer’s work force; losses resulting from indexed price escalation clauses in purchase orders and cost overruns; regulatory risks related to evolving laws and regulations in Archer’s industries; impact of the COVID-19 pandemic on Archer’s business and the global economy; the inability of the parties to successfully or timely consummate the proposed business combination, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the proposed business combination or that the approval of the stockholders of Atlas or Archer is not obtained; a decline in Archer’s securities following the business combination if it fails to meet the expectations of investors or securities analysts; Archer’s inability to protect its intellectual property rights from unauthorized use by third parties; Archer’s need for and the availability of additional capital; cybersecurity risks; risks and costs associated with the ongoing litigation with Wisk; the dual class structure of Archer’s common stock, which will limit other investors’ ability to influence corporate matters; the amount of redemption requests made by Atlas’ public stockholders; the ability of Atlas or the combined company to issue equity or equity-linked securities in connection with the proposed business combination or in the future, and those factors discussed in Atlas’ final prospectus filed on October 29, 2020, Annual Report on Form 10-K/A as of and for the year ended December 31, 2020 and the proxy statement/prospectus on Form S-4, as amended, filed on June 7, 2021, in each case, under the heading “Risk Factors,” and other documents of Atlas filed, or to be filed, with the SEC. If any of these risks materialize or if assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither Atlas nor Archer presently know or that Atlas and Archer currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Atlas’ and Archer’s expectations, plans or forecasts of future events and views as of the date of this communication. Atlas and Archer anticipate that subsequent events and developments will cause Atlas’ and Archer’s assessments to change. However, while Atlas and Archer may elect to update these forward-looking statements at some point in the future, Atlas and Archer specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing Atlas’ or Archer’s assessments as of any date subsequent to the date of this communication. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Disclaimer

This communication is for informational purposes only and is neither an offer to purchase, nor a solicitation of an offer to sell, subscribe for or buy any securities or the solicitation of any vote in any jurisdiction pursuant to the Business Combination or otherwise, nor shall there be any sale, issuance or transfer or securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Atlas Crest Investment Corp.

	By:	/s/ Michael Spellacy
		Name:	Michael Spellacy
		Title:	Chief Executive Officer

Dated: June 24, 2021